EXHIBIT 24
                                   POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth T. Neilson, his attorney-in-fact, with power of substitution, for him in any and all capacities, to sign any and all amendments (whether pre- or post-effective), to this Registration Statement on Form S-4 of Hubco, Inc. (SEC File Number 33-_________) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

  Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

         Signature                             Title                         Date
         ---------                             -----                         ----
/s/ James E. Shierloh              Chairman of the Board and Director  April 21, 1994
- ------------------------------                                         -----------
James E. Schierloh


/s/ Kenneth T. Neilson             President and Director              April 21, 1994
- ------------------------------     (Chief Executive Officer)           -----------
Kenneth T. Neilson


/s/ Robert J. Burke                Director                            April 21, 1994
- ------------------------------                                         -----------
Robert J. Burke


/s/ Henry G. Hugelheim             Director                            April 21, 1994
- ------------------------------                                         -----------
Henry G. Hugelheim


                                   Director                                    , 1994
- ------------------------------                                         -----------
Harry J. Leber


/s/ Charles F.X. Poggi             Director                            April 21, 1994
- ------------------------------                                         -----------
Charles F.X. Poggi


/s/ Sister Grace Frances Strauber  Director                            April 21, 1994
- ------------------------------                                         -----------
Sister Grace Frances Strauber


/s/ Edwin Wachtel                  Director                            April 21, 1994
- ------------------------------                                         -----------
Edwin Wachtel


/s/ Chistina L. Maier              Assistant Treasurer (Principal      April 21, 1994
- ------------------------------     Financial Officer and Principal     -----------
Christina L. Maier                 Accounting Officer)
